UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 31, 2006

ISONICS CORPORATION

(Name of small business issuer as specified in its charter)

California	001-12531	77-0338561
State of Incorporation	Commission File Number	IRS Employer Identification No.

5906 McIntyre Street, Golden, Colorado 80403

Address of principal executive offices

303-279-7900

Telephone number, including

Area code

Not applicable
Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 – Entry into a Material Definitive Agreement

On May 31, 2006, we completed a private placement pursuant to which we issued to one accredited investor, Cornell Capital, L.P. (“Cornell”)

A 6% secured convertible debenture with a principal amount of $10,000,000, which is the first of three 6% secured convertible debentures (cumulatively, the “6% Debentures”), for which the aggregate principal amount will be $16,000,000, and

Three warrants to purchase a total of 8,000,000 shares of our common stock (the “Warrants”) at exercise prices of $1.25 per share (2,000,000 warrants), $1.75 per share (3,000,000 warrants) and $2.00 per share (3,000,000 warrants). Each of the warrants can be exercised for a period of three years.

The investor and an unaffiliated party provided us services in connection with completing the transaction which were valued at $825,000. To compensation these people for those services, we issued them 660,000 shares of our common stock (the “Buyers Shares”).

To complete the transaction, we entered into the following agreements (collectively the “Transaction Documents”), each of which is discussed in more detail below:

Securities Purchase Agreement,

6% Secured Convertible Debenture,

Warrant Agreements,

Security Agreements,

Registration Rights Agreement,

Voting Agreement, and

Irrevocable Transfer Agent Instructions

This transaction potentially obligates us to issue more shares of common stock than the shares of authorized capital that are currently available for issuance. We have therefore agreed to seek shareholder approval at our 2006 annual shareholders meeting scheduled for October 18, 2006, of an increase in the authorized capital from 75,000,000 shares of common stock to at least 175,000,000 shares of common stock and for approval of the issuance of more than 8,735,785 shares as described in more detail below.

Because of the requirements imposed by the Nasdaq Stock Market, we have limited the number of shares issuable pursuant to the 6% Debentures to 6,075,785, and only the $1.25 warrant to purchase 2,000,000 shares is currently exercisable. These (with the Buyers Shares) are less than 20% of the total number of shares currently outstanding. There are other limitations on the number of shares that can be issued upon conversion of the 6% Debentures, payment of interest, or upon exercise of the Warrants as described in “Share Issuance Limitations,” below.

Our officers have agreed to vote in favor of increasing our authorized capital and for shareholder approval of the transaction, and each have granted a proxy to Cornell’s counsel to vote for those two items. Upon obtaining shareholder approval to increase the authorized common stock, we will reserve a sufficient number of shares to cover the full amount of common stock that may be issued pursuant to the 6% Debentures and Warrants.

On June 5, 2006, we issued the second of the three 6% Debentures considered in the Transaction Documents. This 6% Debenture has a principal amount of $3,000,000. As described below, Cornell has an obligation to purchase an additional $3,000,000 6% Debenture when certain conditions are met.

Securities Purchase Agreement

To complete the transaction, we entered into the Securities Purchase Agreement with Cornell. In the Securities Purchase Agreement:

We made customary representations and warranties to Cornell, and received customary representations and warranties from Cornell;

Cornell agreed not to make any short sales of our common stock or engage in hedging transactions.

We agreed to seek shareholder approval of an amendment to our articles of incorporation to increase the authorized stock to at least 175,000,000 shares of common stock and to approve the transaction by October 31, 2006 (the “Shareholder Approval Requirement”). We have scheduled our annual meeting of shareholders for October 18, 2006 to comply with this requirement.

On June 1, 2006, Isonics received $10,000,000 (a net of $5,327,898 to Isonics after payment of expenses and repayment of other outstanding debentures) for the issuance of the first 6% Debenture on May 31, 2006. Of that gross amount:

•                  $565,000 was paid to Yorkville Advisors, LLC, an affiliate of Cornell, for reimbursement of expenses and a commitment fee;

•                  $4,107,102 was used to repay seven holders of our outstanding 8% convertible debentures (issued in February 2005, the “8% Debentures”); and

•                  The balance was paid to Isonics.

We will use the first proceeds to pay amounts currently due to Lucent Technologies, Inc., $1,000,000, and for working capital.

On June 6, 2006, Isonics received $3,000,000 (a net of $2,835,000 to Isonics after payment of a commitment fee in the amount of $165,000 to Yorkville Advisors, LLC) in accordance with the terms of the Securities Purchase Agreement under which Cornell was obligated to purchase an additional $3,000,000 6% Debenture not later than two days before we file a registration statement for the resale of the shares underlying the 6% Debentures, the

Warrants, and the Buyers Shares. We will use the proceeds to fund working capital and make strategic investments.

Cornell is obligated to purchase the final $3,000,000 6% Debenture not later than two days before that registration statement is declared effective by the Securities and Exchange Commission. The gross proceeds of the remaining 6% Debenture will also be reduced by a fee payable to Yorkville Advisors, LLC in the amount of $165,000.

6% Debentures

The 6% Debentures (of which $13,000,000 has been issued to date) will ultimately be issued in the aggregate principal amount of $16,000,000. The Debentures bear an interest rate of 6%. Interest is payable at maturity, and we may elect to pay the interest amount in cash or shares of our common stock. If we elect to pay interest in shares of our common stock, the shares will be valued at 88% of the average VWAP (volume weighted average price) of our common stock for the five trading days immediately preceding the maturity date. The 6% Debentures will mature on May 30, 2009 unless previously paid.

We may prepay the principal amount of the 6% Debentures at any time upon not less than ten trading days notice provided the closing bid price of our stock is less than $2.50 per share. In order to redeem the 6% Debentures in that circumstance, we will also have to pay a 20% prepayment premium. If the price is greater than $2.50 per share for 20 consecutive trading days and there is an effective registration statement, we can force the holder to convert the outstanding principal and interest into shares of our common stock without any prepayment premium.

The holders may convert the 6% Debentures into shares of our common stock at any time (and from time to time) at a conversion price of $1.25 per share. After September 27, 2006, the holder may convert the 6% Debenture into shares of our common stock at a price equal to 80% of the average of the two lowest daily VWAPs of the common stock during the five trading days immediately preceding the conversion date (“Market Conversion Price”). There are some restrictions on the holder’s right to convert:

•                                          In no case may the holder convert the 6% Debentures if it would result in beneficial ownership of more than 4.99% of our outstanding common stock (though this provision can be waived by the holder upon 65 days prior notice);

•                                          After September 27, 2006, and through January 25, 2007, the holder may not convert the 6% Debenture at the Market Conversion Price in an amount more than $200,000 per seven calendar day period. After January 25, 2007, the conversion limitation is $400,000 per seven calendar day period.

•                                          Until we meet the Shareholder Approval Requirement, the 6% Debentures cannot be converted into more than 6,075,785 shares.

•                                          The maximum number of shares that may be issued upon conversion of the principal amount of the 6% Debentures is 64,000,000 shares.

Under certain circumstances, the 6% Debentures holders are entitled to have the conversion price adjusted to correspond to common stock holders’ rights to any stock dividend, stock split, stock combination or reclassification of shares. The $1.25 conversion price (the “Fixed Conversion Price”) is also subject to a weighted average dilution adjustment if we issue shares of our capital stock at an effective price of less than $1.25 per share. No adjustment will be made for the issuance of “Excluded Securities,” which includes:

(a)                                  any issuance of securities in connection with a strategic partnership or a joint venture (the primary purpose of which is not to raise equity capital),

(b)                                 any issuance of securities as consideration for a merger or consolidation or the acquisition of a business, product, license, or other assets of another person or entity,

(c)                                  options to purchase shares of our common stock, provided (I) such options are issued after the date of the 6% Debenture to our employees within 30 days of such employee’s starting his employment with us, and (II) the exercise price of such options is not less than the closing price of the common stock on the date of issuance of such option,

(d)                                 securities issued pursuant to an “Approved Stock Plan” (including any employee benefit plan which has been approved or is in the future approved by our board of directors, pursuant to which our securities may be issued to any employee, consultant, officer or director for services provided to us),

(e)                                up to 1,000,000 shares without registration rights and not pursuant to Form S-8 that may be issued from time to time at a price no less than the VWAP ending within three business days prior to the completion of the transaction (the primary purpose of which is not to raise equity capital), and

(f)                                  any issuance of securities to holders of our other outstanding securities provided such transactions are in accordance with the terms of such instrument (including any anti-dilution protection contained in such instrument) or are on terms determined by our board of directors to be no less favorable to Isonics than the existing terms.

Through May 30, 2007 (or until the 6% Debentures and related accrued interest have been repaid if sooner), the holder of the 6% Debentures has a right of first refusal to participate in 50% of any future financing to raise equity. After May 30, 2007 (or until the 6% Debentures and related accrued interest have been repaid, if sooner), the holder’s right to participate is reduced to 25%. We also agreed not to issue or sell any capital stock (other than Excluded Securities) below a defined market-based price, grant security interests (with certain exceptions), or file Form S-8 registration statements without the holder’s consent so long as the 6% Debentures are outstanding.

Without the holder’s consent, we agreed not to enter into any debt agreements. However, we are authorized to grant security interests for capital lease financing, in cases where the security interest is in the nature of a purchase money security interest, and for funds used for acquisitions of a business that has positive earnings before  interest, taxes, depreciation, and amortization expenses or to refinance of the purchase money security interest initially taken.

We also granted the 6% Debentures holders a security interest in all of our assets and our subsidiaries, including Isonics Vancouver, Inc., Protection Plus Security Corporation, and Isonics Homeland Security and Defense Corporation. Under the security agreements with Isonics and our subsidiaries, we agreed not to terminate or materially change the positions of James E. Alexander, Boris Rubizhevsky, and John Sakys without Cornell’s prior written consent. The security agreements state that the employment of James E. Alexander, Boris Rubizhevsky, and John Sakys in their current positions were material factors in Cornell’s willingness to institute and maintain a lending relationship with Isonics. The security agreements also prohibit change of control transactions and other significant events without the secured party’s prior consent.

Events of default under the 6% Debentures include non-payment of amounts when due, a failure to timely deliver securities upon a conversion or in payment of interest, a bankruptcy, a failure to be listed on the Nasdaq Capital Market or the OTC Bulletin Board, a change of control transaction, a default in other indebtedness exceeding $500,000, and a failure to comply with other covenants, representations, and warranties of the agreement.

Remedies for an event of default, include the option to accelerate payment of the full principal amount of the 6% Debentures, together with interest and other amounts due, to the date of acceleration. The holder may request payment of such amounts in common stock or in cash.

Warrants

In the transaction, we issued to Cornell three different warrants, each exercisable through May 30, 2009, as follows:

A warrant to purchase 2,000,000 shares exercisable at $1.25 per share, subject to a weighted average dilution adjustment for the issuance of shares (other than Excluded Securities) at a price less than $1.25 per share;

A warrant to purchase 3,000,000 shares exercisable at $1.75 per share, subject to a weighted average dilution adjustment for the issuance of shares (other than Excluded Securities) at a price less than $1.75 per share; and

A warrant to purchase 3,000,000 shares exercisable at $2.00 per share, subject to a ratchet price adjustment for the issuance of shares (other than Excluded Securities) at a price less than $2.00 per share.

In each case, the exercise of the warrants are subject to the Share Issuance Limitations discussed above, and until we meet the Shareholder Approval Requirement, only the warrant to purchase 2,000,000 shares is exercisable.

The warrants are exercisable for cash only, unless after January 15, 2007, we do not have a registration statement effective that permits the resale of the underlying shares, at which time the holder may exercise the warrant via a cashless exercise

Share Issuance Limitations and Irrevocable Transfer Agent Instructions

The 6% Debentures and the Warrants have certain limitations on our ability to issue shares to the holders. Under the terms of the 6% Debentures and the Warrants, we are prohibited from issuing shares of our common stock to the holders of the 6% Debentures (upon conversion, in payment of interest, or in redemption or payment of the Debentures) and the Warrants (upon exercise) if the issuance would result in any holder owning more than 4.99% of our outstanding common stock (although the holders can waive this provision upon more than 65 days notice to us).

Until we meet the Shareholder Approval Requirement, we are not able to issue more than 2,000,000 shares upon the exercise of the $1.25 warrant and 6,075,785 shares upon conversion of the 6% Debentures.

If our shareholders do not approve an increase in our authorized capitalization (even though they may approve the transaction, thereby waiving the 20% requirement), we will still be limited in the number of shares that can be issued by our 75,000,000 share authorized capitalization. On the other hand, if the shareholders approve an increase in our authorized capitalization but do not approve the transaction, then we will be limited to issuing 6,075,785 upon conversion of the 6% Debentures or payment of interest thereon, and to the exercise of the $1.25 warrant to purchase 2,000,000 shares.

At the completion of the transaction, we also granted Cornell’s counsel irrevocable transfer agent instructions pursuant to which he has the right to direct our transfer agent, Continental Stock Transfer & Trust Company, to issue shares pursuant to the 6% Debentures, Buyers Shares or the Warrants if we fail to do so in a timely manner. The irrevocable transfer agent instructions are only effective, however, if we fail to make a delivery requirement after being requested to do so by Cornell pursuant to a proper notice of conversion of the 6% Debentures or notice of exercise of a Warrant.

Registration Rights Agreement

As a part of the transaction, we entered into the Registration Rights Agreement with Cornell. As a result, we have an obligation to register the shares of common stock underlying the 6% Debentures and Warrants. We must file an initial registration statement by no later than August 7, 2006, and obtain effectiveness of the registration statement before September 27, 2006. Assuming we achieve the Shareholder Approval Requirement, we have an obligation to file a new registration for the additional shares by November 30, 2006 and to achieve effectiveness of that registration statement by January 15, 2007.

If we fail to meet any of the registration statement requirements, we will be obligated to pay the holders liquidated damages equal to 1% of the liquidated value of the 6% Debentures outstanding for each 30 day period after the applicable date as the case may be. The liquidated damages will be pro rated for each day, and in no case will we be obligated to pay liquidated damages for more than a total of 365 calendar days. We may elect to pay any liquidated damages in cash or shares of our common stock

The Registration Rights Agreement contains mutual indemnification provisions by which we agree to indemnify the Investors in certain circumstances, and the investors agree to indemnify us in other circumstances.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the discussion in Item 1.01, above, which discusses the 6% Debentures. Each of the two 6% Debentures issued to date constitutes a direct financial obligation.

Item 3.02 Unregistered Sales of Securities

As described in Item 1.01, above, on May 31, 2006, Cornell agreed to purchase 6% convertible debentures in the total amount of $16,000,000, of which it funded $10,000,000. We issued a 6% Debenture, and the Warrants to one accredited investors and the Buyers Shares to two accredited investors. The following sets forth the information required by Item 701 in connection with this transaction:

(a)                                  The transaction was completed effective May 31, 2006 with respect to one 6% Debenture in the amount of $10,000,000 (the net proceeds of which were received on June 1, 2006).

The 6% Debenture and accrued interest are convertible into shares of our common stock, subject to the conditions described above, and we are entitled to redeem or pay the 6% Debenture by issuing shares of our common stock.

The Warrants are exercisable to acquire shares of our common stock as described above, and providing the issuance of shares does not violate the share issuance limitations discussed above.

We issued 660,000 Buyers Shares as described above.

(b)                                 We paid a $550,000 commitment fee and reimbursed Cornell’s advisor $15,000 of expenses from the proceeds of the transaction. The Buyers Shares were issued to two accredited investors.

(c)                                  The total offering is expected to be $16,000,000 in cash (of which $10,000,000 has been funded by the investors on June 1, 2006).

(d)                                 We relied on the exemption from registration provided by Sections 4(2) and 4(6) of the Securities Act of 1933 and Rule 506 promulgated thereunder for this transaction. We did not engage in any public advertising or general solicitation in connection with this transaction. We provided the investors with disclosure of all aspects of our business, including providing the

Investors with our reports filed with the Securities and Exchange Commission, our press releases, access to our auditors, and other financial, business, and corporate information. Based on our investigation, we believe that the investors obtained all information regarding Isonics that they requested, received answers to all questions it posed, and otherwise understood the risks of accepting our securities for investment purposes. Each of the investors represented to us that it was an accredited investor.

(e)                                  Each Warrant issued in this transaction is exercisable through May 30, 2009. The Warrants have an exercise price of $1.25 (for 2,000,000 warrants), $1.75 (for 3,000,000 warrants) and $2.00 (for 3,000,000 warrants). Additional terms applicable to the Warrants are described in Item 1.01, above.

The 6% Debentures are convertible into common stock as described in Item 1.01, above.

(f)                                    Not applicable.

As described in Item 1.01, above, on June 5, 2006, we issued a second 6% Debenture to one accredited investor. The following sets forth the information required by Item 701 in connection with this transaction:

(a)                                  The transaction was completed effective June 5, 2006 with respect to one 6% Debenture in the amount of $3,000,000 (the net proceeds of which were received on June 6, 2006). The 6% Debenture and accrued interest are convertible into shares of our common stock, subject to the conditions described above, and we are entitled to redeem or pay the 6% Debenture by issuing shares of our common stock.

(b)                                 We paid a $165,000 commitment fee to an affiliate of Cornell from the proceeds of the transaction.

(c)                                  The total offering is expected to be $16,000,000 in cash (of which $3,000,000 has been funded by the investors on June 6, 2006, in accordance with the 6% Debenture dated June 5, 2006).

(d)                                 We relied on the exemption from registration provided by Sections 4(2) and 4(6) of the Securities Act of 1933 and Rule 506 promulgated thereunder for this transaction. We did not engage in any public advertising or general solicitation in connection with this transaction. We provided the investors with disclosure of all aspects of our business, including providing the Investors with our reports filed with the Securities and Exchange Commission, our press releases, access to our auditors, and other financial, business, and corporate information. Based on our investigation, we believe that the investors obtained all information regarding Isonics that they requested, received answers to all questions it posed, and otherwise understood the risks of accepting our securities for investment purposes. Each of the investors represented to us that it was an accredited investor.

(e)                                  The 6% Debentures are convertible into common stock as described in Item 1.01, above.

(f)                                    Not applicable.

On June 1, 2006, we issued 1,997,265 shares of our common stock to holders of our 8% convertible debentures in payment of our principal obligation and in partial payment of our interest obligation for the month ended May 31, 2006. The following sets forth the information required by Item 701 in connection with that transaction:

(a)                                  The transaction was completed effective June 1, 2006.

(b)                                 There was no placement agent or underwriter for the transaction.

(c)                                  The shares were not sold for cash, but were issued to satisfy obligations we had under the 8% convertible debentures to pay principal and interest.

(d)                                 We relied on the exemption from registration provided by Sections 4(2) and 4(6) under the Securities Act of 1933 for this transaction, as well as Section 3(a)(9). We did not engage in any public advertising or general solicitation in connection with this transaction. The investors had access to all of our reports filed with the Securities and Exchange Commission, our press releases and other financial, business and corporate information. Based on our investigation, we believe that the investors obtained all information regarding Isonics that they requested, received answers to all questions they posed and otherwise understood the risks of accepting our securities for investment purposes.

(e)                                  The common stock issued in this transaction is not convertible or exchangeable. No warrants were issued in this transaction.

(f)                                    We received no cash proceeds from the issuance of the shares. We did receive a relief from indebtedness as described above.

Item 8.01 – Other Events

Using the proceeds from the issuance of the first 6% Debenture (gross proceeds of $10,000,000 as discussed in Item 1.01, above), we repaid certain holders of our pre-existing 8% convertible debentures a total of $4,107,102. These holders had consented to a prepayment of the principal amount of their debentures with a 5% premium, and had waived certain other terms of the original transaction by which the 8% debentures had been issued (some of which terms may not have been enforceable). Two holders of the 8% debentures (holding a total principal amount of $2,625,000 following the June 1, 2006 amortization payment) did not accept our earlier offer to them (which was described in our Form 8-K dated May 19, 2006). We intend to continue to make payments to them in accordance with the terms of the 8% debentures. Although we recognize that a risk exists that one or both of the remaining 8% debenture holders may allege a default in the 8% debentures as a result of the issuance of the 6% Debentures, we believe that we have defenses to any such allegation and intend to defend against any such allegation vigorously.

Item 9.01 – Financial Statements and Exhibits

(a)                                  Financial Statements of Businesses Acquired.

Not applicable.

(b)                                 Pro forma financial information.

Not applicable.

(c)                                  Exhibits

10.1                           Securities Purchase Agreement;

10.2                           Investor Registration Rights Agreement;

10.3                           Irrevocable Transfer Agent Instructions;

10.4                           Voting Agreement;

10.5                           6% Secured Convertible Debenture:  $10,000,000 principal;

10.6                           Warrant ($1.25 exercise price);

10.7                           Warrant ($1.75 exercise price);

10.8                           Warrant ($2.00 exercise price);

10.9                           Security Agreement:  Isonics Corporation;

10.10                     Security Agreement:  Isonics Homeland Security and Defense Corporation;

10.11                     Security Agreement:  Isonics Vancouver, Inc.;

10.12                     Security Agreement:  Protection Plus Security Corporation; and

10.13                     6% Secured Convertible Debenture:  $3,000,000 principal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 6th day of June 2006.

Isonics Corporation

By:	/s/ James E. Alexander
James E. Alexander
President and Chief Executive Officer